The Atlanta Society of Financial Analysts June 1, 2005

Irwin Financial Corporation Corporate strategy and financial performance Product and channel strategies

Value Proposition Small but growing share of market in attractive niches Attractive geographic diversification Balance between credit and non-credit risk products/services Experienced management team with history of attracting outside talent Low P/BV due to cyclical transition issues in mortgage banking

$495 million net revenues, $5.6 billion assets, plus $24.5 billion 1st Mortgage Servicing Rights (no credit risk) $1.5 billion 2nd Mortgage Servicing Rights (no credit risk) High insider ownership 42% Directors and Officers 41% Institutions 17% Retail Diversified banking services Small businesses? commercial loans and leases Consumers? first mortgages and home equity loans Selected US and Canadian markets Irwin Financial Corporation

Identify Under Served Niches in Banking Creating Long-Term Value

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Commercial Lines of Business Long-Term Environmental Factors Consumer Lines of Business

Banking consolidation Long-Term Environmental Factors Creating Attractive Niches

Banking consolidation Growth of small businesses "Small businesses are responsible for virtually all new jobs through creation of new firms as well as expansion of existing small businesses." -- U.S. Small Business Administration Long-Term Environmental Factors Creating Attractive Niches

Banking consolidation Growth of small businesses Changing demographics of home buyers Source: US Department of Housing & Urban Development 185.8% 29.6% 126.5% 79.5% Long-Term Environmental Factors Creating Attractive Niches

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Long-Term Environmental Factors Creating Attractive Niches

Identify Under Served Niches in Banking Hire Exceptional Management with Niche Expertise Creating Long-Term Value

Initials WIM TDW MFS GFE BJK WH DB KR DLC TR JTC BW CKH RSC RHG LA MEB DC KJC PH JFM TLM EJS ED SC EKC JCH JML DK JLC JRL LAB MLC JR GRM AA Years with Irwin 14 28 22 12 18 4 2 2 27 9 5 4 13 2 18 19 19 3 20 3 17 23 23 10 10 14 10 8 2 4 5 5 4 4 4 2 Years in Industry 9 6 1 4 4 12 21 8 0 5 10 24 5 11 0 0 6 18 0 13 0 5 4 9 10 4 4 13 33 13 15 13 19 24 19 15 Parent Commercial Banking Mortgage Home Equity Commercial Finance Years Senior Management Experience

Identify Under Served Niches in Banking Hire Exceptional Management with Niche Expertise Diversify Capital and Earnings Risk Creating Long-Term Value

Production Servicing Mortgage Banking Commercial Banking Home Equity Lending Commercial Finance Balanced Revenue Model In Weakening Economy Effect of rising interest rates Effect of higher credit expense and lower loan growth

Production Servicing Mortgage Banking Commercial Banking Home Equity Lending Commercial Finance Balanced Revenue Model In Strengthening Economy Effect of lower credit expense and higher loan growth Effect of rising interest rates

Creditworthy, Profitable Growth Identify Under Served Niches in Banking Reinvest in New Opportunities Hire Exceptional Management with Niche Expertise Diversify Capital and Earnings Risk Creating Long-Term Value

Reinvestment Bias to look at long-term IRRs versus shorter-term EPS accretion Two start-ups in last 10 years Now account for 29% of consolidated assets and 44% of LTM net income No significant acquisitions; mostly de- novo growth

Growth of Portfolio Loans 1999 2000 2001 2002 2003 2004 1Q05 IUB 0.721 1.068 1.515 1.823 1.989 2.223 2.247 IHE 0.233 0.335 0.346 0.702 0.895 0.818 0.879 ICF 0.155 0.265 0.345 0.463 0.625 0.644 $ Billions CAGR 18%

Core Earnings ROE 1990 4.6 13.5 1991 6.7 16.93 1992 12.9 26.51 1993 15.6 24.9 1994 18.2 23.9 1995 20.1 22.6 1996 22.4 20.6 1997 24.4 19.9 1998 30.5 22.84 1999 33.2 21.5 2000 35.7 20.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 21.8 1Q01 9.2 1Q02 1H01 22 22.5 1H02 17.9 12 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.125 2002 53.3 2003 72.8 2004 69.9 1Q04 20.341 1Q05 3.625 Consolidated Net Income $ Millions Rising Rates Rising Rates Recession Falling Rates Asian and Russian Debt Crisis/ Falling Rates Home Equity GOS Transition & Recession/ Falling Rates Regional Real Estate Deflation

Core Earnings ROE 1990 4.6 13.5 1991 6.7 16.93 1992 12.9 26.51 1993 15.6 24.9 1994 18.2 23.9 1995 20.1 22.6 1996 22.4 20.6 1997 24.4 19.9 1998 30.5 22.84 1999 33.2 21.5 2000 35.7 20.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 21.8 1Q01 9.2 1Q02 1H01 22 22.5 1H02 17.9 12 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.125 2002 53.3 2003 72.8 2004 69.9 1Q04 20.341 1Q05 3.625 Consolidated Net Income $ Millions Transition in Mortgage banking production operations Lower-of-cost-or-market cap on servicing asset

Core Earnings ROE 1990 4.6 13.5 1991 6.7 16.93 1992 12.9 26.51 1993 15.6 24.9 1994 18.2 23.9 1995 20.1 22.6 1996 22.4 20.6 1997 24.4 19.9 1998 30.5 22.84 1999 33.2 21.5 2000 35.7 20.7 1Q00 8.5 1Q01 9.2 2Q00 17 201 22 3Q00 26.1 3Q01 33.4 2001 45.5 21.8 1Q01 9.2 1Q02 1H01 22 1H02 17.9 Est. 02 36 Est. 03 54 YTD 01 33.4 YTD 02 26.12 2002 53.3 16.7 2003 72.8 18.37 2004 14.8 Percent Return On Equity 14.8% 2004 Banking Industry Median = 12.7%

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Commercial Lines of Business Long-Term Environmental Factors

Commercial Banking Commercial lending, cash management, and private banking needs of small businesses and owners Growth segment of economy Customers who value personalized service 9 Midwest and Western States Loan Portfolio of $2.2 billion at 3/31/05

Commercial Banking Columbus, IN

Commercial Banking Combination of size and flexibility People-led strategy Backed by technology Strong credit function and reserves to NPLs 5 yr avg. C/O rate of 18 bps Criteria for market selection Diverse, growing metropolitan economy Disruption from consolidation Experienced local management Avg. 17 years experience in market

So. IN Other Midwest Western 1990 94.9 1991 103.4 1992 109 1993 135 1994 147.3 1995 166.6 1996 202.7 1997 262.3 1998 350.9 1999 557 YTD00 800.5 2000 890 3Q01 1400 2001 1515 2002 468 1032 323 2003 486 1071 431 2004 522 1163 539 1Q05 462 1227 591 Portfolio integration & slowing economy Commercial Banking Loan Growth "Lifted" Seasoned loan relationships- new to Irwin $ Millions 34% 59% 60% 70% 25% 9% 12% 10%

EOP Core Deposits Indiana Other Midwest Western 1995 382.1 1996 435.1 1997 458.5 1998 519.4 1999 572 2000 636 35 16 2001 862 113 161 2002 845 401 271 2003 922 470 360 2004 1029 579 590 1Q05 979 669 680 $ Millions CAGR 31% Since 1999 Core Deposit Growth

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Commercial Lines of Business Four Major Trends

Commercial Finance 2000 start-up 2 principal products Vendor-based small ticket equipment leasing (full- payout) in US and Canada Quick Service Restaurant franchise leasehold improvement financing in US Market positioning based on service orientation Portfolio totals $644 million

Commercial Finance United States Canada Vancouver, BC

Small-ticket Lease Franchise 2000 155 0 2001 229.082 35.745 2002 250 96 2003 312.9 151 2Q04 2004 381 244 1Q05 394 250 Commercial Finance Loan & Lease Growth $ Millions CAGR 31% Since 2000

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Consumer Lines of Business Four Major Trends

Second Mortgage Lender Underwritten as unsecured credit Losses have been > 1st mortgages; < credit cards Home Equity Lending Niche strategy -- target creditworthy homeowners Debt consolidation and "piggy-back" to 1st mortgages to avoid PMI $1.2 billion owned, managed portfolio at 3/31/05 Service additional $1.8 billion for 3rd parties Strong servicing function- "Strong" and "Above Average" ratings from NRSROs

Home Equity Lending Serving customers in all 50 States San Ramon, CA

An offer for every credit-worthy homeowner 4 Home Equity Model Framework Near-Prime Prime Sub-Prime Portfolio (Spread) Income Sale (Fee) Income Sale (Fee) Income Alliances Alliances 0 2 4 6 8 10 12 FICO % of Fundings 9% 36% 55% 800 700 600 500

Home Equity on B/S Portfolio 1998 1999 2000 2001 2002 2003 06/30/2004 09/30/2004 2004 1Q05 On B/S Portfolio (LHFI and LHFS) 0.250534 0.233286 0.334718 0.346192 0.701895 0.895264 1.058139 0.9688 0.817 0.879 $ Billions Discontinued Gain-on-sale/off B/S funding 11% CAGR

Banking consolidation Growth of small businesses Changing demographics of home buyers Growth in unsecured consumer debt Consumer Lines of Business Four Major Trends

First Mortgage Lending Conforming first mortgage loans No retained credit risk All production sold into secondary market Non-Traditional Customer Segments Production and servicing platforms tailored to needs of first-time homebuyers and ethnic minorities?High-touch service is valued Overtime, have targeted approximately 2:1 Servicing:Production balance Intended to balance revenues in different economic environments Today, slightly overweight in servicing due to refi boom of 2001-2003 Results in last 6 months depressed due to unexpected interest rate declines

Mortgage Lending Serving customers in all 50 States Indianapolis, IN

Growth Drivers - Homeownership 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Total 63.7 64 64.7 65.375 65.7 66.275 66.8 67.375 67.825 67.9 White 70.4 70 70.7 71.6 71.7 72.2 73 73.5 74.2 74.7 Black 42.6 42.7 42.2 44.3 46 46.6 46.1 47.5 48.4 48.9 Hispanic 40 41.5 42.4 41.2 43.1 44.8 45.1 45.5 46.4 47.4 Asian/Other 51.9 51.4 50.7 50.3 52.7 53.5 53.4 53.9 53.9 53.9 Source: JCHS, "2003 State of the Nation's Housing"

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 YTD00 1Q01 1H00 1H01 3Q00 3Q01 2001 1Q01 1Q02 1H01 1H02 YTD 01 YTD 02 2002 1Q03 2Q03 YTD 03 2003 2Q04 2004 1Q05 Government/State Servicing 1.167332448 1.8452441 3.116729755 4.434787574 5.393432181 5.817959278 6.729015599 7.571288281 8.396191938 8.716216124 8.4 8.3 8 8.5 8 8.3 8.541 8.15 8 8 6.9 8.541 7.6 6.75 7.35 7.66 8.31716 7.63 7.8 8.6 7.8 Conventional Servicing 0.724616415 1.145564164 2.353775083 3.474300323 3.425552854 4.483954785 4.081972169 3.142260695 2.846277568 1.771895709 0.8 1.8 1.7 1.75 2.4 1.8 3.159 4.725 1.7 2.4 6.6 3.159 7.6 10.04 13.1 17.04 20.11584 22 21 20.6 16.6 $ Billions Servicing Portfolio

Mortgage Lending-Profit Improvement Steps Sold retail branches in high-cost markets Staff reductions to improve cost structure Servicing sales to reduce MSR impairment risk

Creditworthy, Profitable Growth Identify Under Served Niches in Banking Reinvest in New Opportunities Hire Exceptional Management with Niche Expertise Diversify Capital and Earnings Risk Creating Long-Term Value

Value Proposition Small but growing share of market in attractive niches Attractive geographic diversification Balance between credit and non-credit risk products/services Experience management team with history of attracting outside talent Very low P/BV due to cyclical transition issues in mortgage banking

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